Media Contact:
Townsend Heald
214/259-3428
townsend.heald@ketchum.com

Company Contact:
Patrick G. Mackey
214/777-4161
pmackey@novonetworks.net


              NOVO ACQUIRES INTEREST IN PACIUGO

DALLAS (December 20, 2002) - Novo Networks, Inc. (OTC BB:
NVNW) today announced that it has acquired a 33% ownership interest in Paciugo Management, LLC (and one of its affiliates), a privately held gelato manufacturing, retailing and catering operation, based in Dallas, for $2.5 million. Novo also secured a two-year option to purchase an additional 17.3% of Paciugo for $1.5 million.

The proceeds will be used primarily to open new locations and expand operations. Under the terms of the purchase agreement, Novo will participate in strategic development and perform certain fee-based administrative functions, while Paciugo's founder, Ugo Ginatta, will remain focused on day-to-day operations and product development.

"Paciugo has developed a product that rivals the best gelato found in Italy. This commitment to quality has been recognized not only by the community, but by the media as well, helping the company grow to seven stores in a short period of time," said Barrett Wissman, President of Novo. "Based on this track record, we hope to expand the concept and introduce Paciugo's brand of gelato to other parts of the state and perhaps the country."

"We are fortunate to have found a partner in Novo with the ability to provide us with both financial and managerial assistance," said Mr. Ginatta. "We look forward to forging a strong working relationship with Novo."

Gelato is Italian ice cream with little fat or sugar and no added preservatives. Paciugo uses recipes from Italy and makes more than 30 flavors daily. There are locations throughout the Dallas area, including Central Market-Dallas, Central Market-Plano, Highland Park Village, Las Colinas, Lovers Lane, Renaissance Tower and West Village. For more information about Paciugo, please refer to the following website: www.paciugo.com.



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